UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 1, 2005
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              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
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        (Exact Name of Registrant as Specified in its Charter)


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              Delaware                0-20303             13-2846796
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   (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)          file number)       identification no.)


       4 Hardscrabble Heights
           P.O. Box 382
           Brewster, NY                                      10509
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       (Address of principal                               (Zip Code)
         executive offices)


   Registrant's telephone number, including area codes: (845) 277-8100
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                              NOT APPLICABLE

       (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On July 1, 2005, Touchstone Applied Science Associates, Inc. (the "Company") completed the acquisition of all of the outstanding stock of Achievement Data, Inc. ("ADI"). ADI provides on-line testing capabilities to state testing programs and also offers an electronic testing engine. The total consideration paid by the Company for the ADI stock was $1,650,000, consisting of $1,155,007.47 in cash, the issuance of 89,488 shares of Common Stock of the Company (valued at $331,642.53, based on the average of closing prices for the Company's Common Stock for the five trading days preceding the closing) and $163,350 in subordinated promissory notes issued to two of the former stockholders of ADI.

            The Company has entered into employment agreements for an initial forty-month term with two of the former shareholders of ADI. In addition, the former shareholders of ADI who are continuing with ADI were granted an aggregate of 60,000 options to purchase additional shares of the Company's Common Stock, at an exercise price of $3.75 per share, subject to vesting upon the completion of one year of employment. The Company also entered into an employment agreement for an initial twenty-eight month term with a key employee.

            In connection with the acquisition of ADI, the Company entered into a loan agreement with Hudson United Bank, pursuant to which the Company borrowed an aggregate principal amount of $1,200,000, almost all of which was used to pay the purchase price for the shares of ADI and closing costs for the transaction, with the balance being retained by the Company for working capital.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

            See the discussion in Item 1.01 hereof, which is incorporated herein by reference. Upon consummation of the transactions contemplated by the Agreement, the Company issued 89,488 shares of the Company's Common Stock, par value $0.0001 per share, to the former stockholders of ADI who had elected to receive shares, in whole or in part in lieu of cash, in a transaction not involving a public offering pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Act"). The Company has agreed to file a registration statement under the Act with respect to such shares no later than September 30, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (b) PRO FORMA FINANCIAL INFORMATION

            The Company will file the pro forma financial statements required by Article 11 of Regulation S-X by amendment to this Current Report on Form 8-K not later than 71 calendar days following the date on which this Current Report was required to be filed.

            (c) EXHIBITS.

                Exhibit 10.1  Stock Purchase Agreement, dated June 15,
                              2005, by and among Martin Borg, Kevin Byrne,
                              Karen Gerard, Brad Begley, Russell Leverenz, and Debbie Leverenz, and Touchstone Applied Science Associates, Inc. (incorporated by reference to the exhibit to the Company's Current Report on Form 8-K, filed June 20, 2005)

                Exhibit 10.2  Employment Agreement, dated as of July 1,
                              2005, between Achievement Data, Inc. and Martin Borg (filed herewith)

                Exhibit 10.3 Loan Agreement, dated July 1, 2005, between the Company and Hudson United Bank (filed herewith)

                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 8, 2005                       TOUCHSTONE APPLIED SCIENCE
                                          ASSOCIATES, INC.


                                          By: /s/ ANDREW L. SIMON
                                              ------------------------
                                              Andrew L. Simon
                                              President and Chief
                                              Executive Officer and
                                              Chief Financial Officer

                              INDEX TO EXHIBITS

  Exhibit
  -------

Exhibit 10.1    Stock Purchase Agreement, dated June 15,
                2005, by and among Martin Borg, Kevin Byrne,
                Karen Gerard, Brad Begley, Russell Leverenz, and Debbie Leverenz, and Touchstone Applied Science Associates, Inc. (incorporated by reference to the exhibit to the Company's Current Report on Form 8-K, filed June 20, 2005)

Exhibit 10.2    Employment Agreement, dated as of July 1,
                2005, between Achievement Data, Inc. and Martin
                Borg (filed herewith)

Exhibit 10.3 Loan Agreement, dated July 1, 2005, between the Company and Hudson United Bank (filed herewith)